oTF3 P-5

                        SUPPLEMENT DATED JULY 1, 1999
                             TO THE PROSPECTUS OF

                           FRANKLIN TAX-FREE TRUST
 (TFT3 - FRANKLIN ARIZONA, COLORADO, CONNECTICUT, FEDERAL INTERMEDIATE-TERM,
       HIGH YIELD, INDIANA, MICHIGAN, NEW JERSEY, OREGON, PENNSYLVANIA
                    AND PUERTO RICO TAX-FREE INCOME FUNDS)
                              DATED JULY 1, 1999

On June 23, 1999, shareholders of the Franklin Indiana Tax-Free Income Fund approved a proposal to merge the Indiana Fund into the Franklin Federal Tax-Free Income Fund, and shareholders of the Franklin Michigan Tax-Free Income Fund approved a proposal to merge the Michigan Fund into the Franklin Michigan Insured Tax-Free Income Fund. The merger of the Franklin Indiana Tax-Free Income Fund was completed on June 24, 1999. The merger of the Franklin Michigan Tax-Free Income Fund is expected to be completed on August 26, 1999. Please see below for additional details.

Franklin Indiana Tax-Free Income Fund

On June 24, 1999, Franklin Federal Tax-Free Income Fund acquired the assets of Franklin Indiana Tax-Free Income Fund. In exchange, Franklin Indiana Tax-Free Income Fund received shares of Franklin Federal Tax-Free Income Fund, which it distributed to its shareholders. All references to the Franklin Indiana Tax-Free Income Fund in the prospectus are deleted.

Franklin Michigan Tax-Free Income Fund

As of the close of business on June 23, 1999, Franklin Michigan Tax-Free Income Fund is closed to all purchases, although you may continue to buy additional shares through reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Franklin Michigan Tax-Free Income Fund or to reopen your account in the fund. If you sell your shares in the Franklin Michigan Tax-Free Income Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

It is anticipated that on August 26, 1999, Franklin Michigan Insured Tax-Free Income Fund will acquire the assets of Franklin Michigan Tax-Free Income Fund. In exchange, Franklin Michigan Tax-Free Income Fund will receive shares of Franklin Michigan Insured Tax-Free Income Fund, which it will distribute to its shareholders. As of August 27, 1999, all references to the Franklin Michigan Tax-Free Income Fund in the prospectus are deleted.

              Please keep this supplement for future reference.